                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)     March 24, 2000
                                                    ----------------------------

                              CVI Technology, Inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

               000-25855                                  91-1696010
----------------------------------------       ---------------------------------
       (Commission File Number)                (IRS Employee Identification No.)

6830 Spencer Street, Las Vegas, Nevada                                 89119
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code   (702) 733-7195
                                                    ----------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On May 2, 2000, the corporate name change of Casinovations Incorporated to CVI Technology, Inc. (the "Company") became effective, as the Company filed with the Nevada Secretary of State a Certificate of Amendment and Restatement of Articles of Incorporation, together with Amended and Restated Articles of Incorporation of CVI Technology, Inc. The change in corporate name reflects the expansion of the Company's business to industries outside the gaming industry and was undertaken in connection with the March 24, 2000, formation of two wholly-owned subsidiaries, Casinovations Operating Corporation and VendingData.com, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  10.1 Certificate of Amendment and Restatement of Articles of Incorporation of Casinovations Incorporated, together with Amended and Restated Articles of Incorporation of CVI Technology, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CVI TECHNOLOGY, INC.
                                       (Registrant)



Date:  May 5, 2000                  By: /s/Stacie L. Brown, Attorney-In-Fact For
                                        ----------------------------------------
                                        Steven J. Blad
                                        President and Chief Executive Officer

                                       3